UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2008

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 30, 2008, Ferrellgas, L.P. ("Ferrellgas") and Ferrellgas Finance Corp. ("Ferrellgas Finance" and together with Ferrellgas, collectively, the "Issuers") agreed to offer for sale $200,000,000 aggregate principal amount of the Issuers’ 6 ¾% senior unsecured notes due 2014 (the "2014 Notes") in a private transaction that is not subject to the registration requirements of the Securities Act pursuant to a note purchase agreement among themselves and the initial purchasers named therein. The Issuers used the net proceeds from the offering of the 2014 Notes to reduce outstanding indebtedness under Ferrellgas, L.P.’s senior unsecured revolving credit facility. The offering closed on August 4, 2008.

Indenture

On August 4, 2008, the Issuers entered into an indenture (the "Indenture") among themselves and U.S. Bank National Association, as trustee. The 2014 Notes will mature on May 1, 2014, and interest on the 2014 Notes is payable semi-annually in cash in arrears on May 1 and November 1 of each year, commencing on November 1, 2008. The 2014 Notes will be the Issuers’ general unsecured senior obligations. The 2014 Notes will rank equally with all of the Issuers’ future senior unsecured indebtedness, including trade payables and senior to any of the Issuers’ future indebtedness that expressly provides it is subordinated to the 2014 Notes. The 2014 Notes will be effectively junior to all of the Issuers’ future senior secured indebtedness, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future indebtedness and obligations of any of the Issuers’ subsidiaries.

Registration Rights Agreement

In connection with the issuance and sale of the 2014 Notes, the Issuers entered into a Registration Rights Agreement dated August 4, 2008 (the "Registration Rights Agreement") with the initial Purchasers named therein. Under the Registration Rights Agreement, if the restrictive legend has not been removed and the 2014 Notes are not freely tradeable by the 266th day after the date the 2014 notes were issued, then the Issuers will (1) use their reasonable best efforts to consummate an exchange offer by filing a registration statement; and (2) if required, have a shelf registration statement declared effective with the SEC with respect to resales of the 2014 Notes. If the Issuers fail to satisfy these obligations on a timely basis, the issuers will be required to pay additional interest to holders of the 2014 Notes.

The descriptions set forth above in Item 2.03 are qualified in their entirety by the the Indenture and the Registration Rights Agreement, which are filed with this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On July 30, 2008, the Issuers issued a press release announcing the pricing of the offering of the 2014 Notes. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number Description

4.1 Indenture, dated August 4, 2008, among Ferrellgas, L.P., Ferrellgas Finance Corp. and U.S. Bank National Association, as trustee.

4.2 Registration Rights Agreement, dated August 4, 2008, among Ferrellgas, L.P., Ferrellgas Finance Corp. and the initial purchasers named therein.

99.1 Press Release dated July 30, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

August 5, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

August 5, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

August 5, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

August 5, 2008	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated August 4, 2008, among Ferrellgas, L.P., Ferrellgas Finance Corp. and U.S. Bank National Association, as trustee.
4.2	Registration Rights Agreement, dated August 4, 2008, among Ferrellgas, L.P., Ferrellgas Finance Corp. and the initial purchasers named therein.
99.1	Press Release dated July 30, 2008.